FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 5, 1997.
                                                          -------------

                     Professional Dental Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


        Nevada                            1-11032               71-0644350
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(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                  File Number)        Identification No.)

  633 Lawrence Street               Batesville, Arkansas            72501
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (870) 698-2300
                                                   -----------------------------


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------

      On June 5, 1997, the Audit Committee and the full Board of Directors of Professional Dental Technologies, Inc. (the "Registrant") unanimously agreed to replace Silverman Olson Thorvilson & Kaufmann LTD as independent auditors for Registrant.

      None of the reports of Silverman Olson Thorvilson & Kaufmann LTD on the financial statements of the Registrant for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period preceeding the replacement of Silverman Olson Thorvilson & Kaufmann LTD, there were no disagreement(s) with Silverman Olson Thorvilson & Kaufmann LTD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Silverman Olson Thorvilson & Kaufmann LTD, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. None of the reportable events listed in Item 304 (a) (1) (v) of Regulation S-K occurred with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim period preceeding the replacement of Silverman Olson Thorvilson & Kaufmann LTD.

      On June 20, 1997, the Registrant engaged Deloitte & Touche LLP as its independent auditors.

      During the Registrant's two most recent fiscal years and the subsequent interim period preceeding the engagement of Deloitte & Touche LLP, neither the Registrant nor anyone on its behalf consulted Deliotte & Touche LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)   Exhibits

1. Letter of Silverman Olson Thorvilson & Kaufmann LTD, dated June 25, 1997, to the Securities and Exchange Commission.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this reoprt to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Professional Dental Technologies, Inc.



Date:       6/25/97                       By:   /s/  William T. Evans
      ------------------------                ---------------------------
                                                President & CEO